                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         THE SALOMON BROTHERS FUND INC
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
/x/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                         THE SALOMON BROTHERS FUND INC
                7 WORLD TRADE CENTER   NEW YORK, NEW YORK 10048

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                   March 8, 1996

To the Stockholders:

     The Annual Meeting of Stockholders of The Salomon Brothers Fund Inc (the 'Fund') will be held at 7 World Trade Center, 39th Floor Auditorium, New York, New York, on Tuesday, April 23, 1996, at 1:00 p.m., for the purposes of considering and voting upon:

          1. The election of directors (Proposal 1).

          2. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the fiscal year ending December 31, 1996 (Proposal 2).

          3. Any other business that may properly come before the meeting.

     The close of business on March 1, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                         By Order of the Board of Directors,

                                         Tana E. Tselepis
                                         Secretary

     TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                REGISTRATION                         VALID SIGNATURE
---------------------------------------------  ----------------------------

CORPORATE ACCOUNTS
---------------------------------------------
(1) ABC Corp. ...............................  ABC Corp.
(2) ABC Corp. ...............................  John Doe, Treasurer
(3) ABC Corp. ...............................  John Doe
              c/o John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan ...........  John Doe, Trustee

TRUST ACCOUNTS
---------------------------------------------
(1) ABC Trust ...............................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee ....................  Jane B. Doe
              u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
---------------------------------------------
(1) John B. Smith, Cust. ....................  John B. Smith
              f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith ...........................  John B. Smith, Jr., Executor

                         THE SALOMON BROTHERS FUND INC
                7 WORLD TRADE CENTER   NEW YORK, NEW YORK 10048

                            ------------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Salomon Brothers Fund Inc (the 'Fund') of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, 39th Floor Auditorium, New York, New York, on Tuesday, April 23, 1996 at 1:00 p.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 8, 1996. The Fund's annual report containing financial statements for the fiscal year ended December 31, 1995 is available, free of charge, by contacting Salomon Brothers Asset Management at the address listed below or by calling 1-800-SALOMON. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and FOR proposal 2. The close of business on March 1, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 83,656,970 shares of Common Stock outstanding.

     In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Meeting.

     Salomon Brothers Asset Management Inc ('SBAM'), whose principal business address is 7 World Trade Center, New York, New York 10048, is the Fund's investment adviser and administrator.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     At the meeting ten directors are to be elected to hold office until the next Annual Meeting and until their successors are elected and qualified. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy FOR the election of the nominees named below. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Each nominee has previously been elected a director by stockholders of the Fund.

     The following table provides information concerning each nominee for election as a director:

                                                                                          CAPITAL STOCK
                                                                                       BENEFICIALLY OWNED,
                                                                                           DIRECTLY OR
                                                                                         INDIRECTLY, ON
                                                                                        DECEMBER 31, 1995
                                                                        DIRECTOR       -------------------
    NOMINEES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS        SINCE    AGE       SHARES(A)
----------------------------------------------------------------------  --------  ---  -------------------
Charles F. Barber, Member of Audit Committee; Consultant; formerly         1982   79            8,911
    Chairman of the Board, ASARCO Incorporated.

Andrew L. Breech, Member of the Proxy Committee; President, Dealer         1991   43            2,426
    Operating Control Service, Inc.

Thomas W. Brock*, Chairman and Chief Executive Officer, Salomon            1995   48            5,000
    Brothers Asset Management Inc; Managing Director and Member of the
    Management Board of Salomon Brothers Inc.

Carol L. Colman, Member of Audit Committee; President, Colman              1992   50            3,862
    Consulting Co., Inc.; formerly Managing Partner of Inferential
    Focus.

William R. Dill, Member of Nominating Committee; President, Anna Maria     1985   65            2,048
    College; formerly, Consultant and Director, Office of Global
    Enterprise; University of Southern Maine; prior to which he was
    President, Babson College.

Michael S. Hyland*, Chairman and President; President and Director,        1992   50            1,681
    Salomon Brothers Asset Management Inc and Managing Director,
    Salomon Brothers Inc; formerly Managing Director, First Boston
    Asset Management Corp. and Managing Director, First Boston
    Corporation.

Clifford M. Kirtland, Jr., Member of the Proxy Committee; formerly,        1987   72              969
    Member of Nominating Committee; Director, Oxford Industries, Inc.,
    Shaw Industries, Inc. and Graphic Industries, Inc.; formerly
    Chairman and President, Cox Communications.

Robert W. Lawless, Member of the Proxy Committee; President and Chief      1991   59            1,552
    Executive Officer, Texas Tech University and Texas Tech University
    Health Sciences Center; formerly Executive Vice President and
    Chief Operations Officer, Southwest Airlines Corporation;
    Director, Central and Southwest Corp.

Louis P. Mattis, Member of Nominating Committee; Consultant; formerly      1991   54            1,180
    Chairman and President, Sterling Winthrop Inc.; formerly Executive
    Vice President of Richardson-Vicks, Inc.

Thomas F. Schlafly, Member of Audit and Nominating Committees; Of          1986   47            3,000
    Counsel to Peper, Martin, Jensen, Maichel & Hetlage (attorneys);
    President, The Saint Louis Brewery, Inc.

------------------
     * 'Interested person,' as defined in the Investment Company Act of 1940, because of a relationship with SBAM.

     (A) The holdings of no nominee represented more than 1% of the outstanding shares of the Fund. Each nominee has sole voting and investment power with respect to the listed shares.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS

     The Board of Directors is responsible for ensuring that the Fund is managed in the best interests of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including SBAM, the custodian, the transfer agent and the sub-administrator. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

     The Board of Directors has five regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an audit committee, proxy committee and nominating committee which meet periodically during the year and whose responsibilities are described below.

     The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interests of the Fund's stockholders.

     Each of the directors serves as a director of certain other U.S. registered investment companies, as described below. Messrs. Hyland and Barber serve as directors for twelve other investment companies advised by SBAM. Mr. Barber also serves as a director for six other investment companies advised by investment advisory affiliates of Smith Barney Inc., as a trustee of Lehman Brothers Institutional Funds Group Trust and as a director of two other investment companies advised by Advantage Advisers, Inc. Mr. Brock serves as a director for five other investment companies advised by SBAM. Messrs. Breech, Dill, Kirtland, Lawless, Mattis and Schlafly serve as directors of two other investment companies advised by SBAM. Ms. Colman serves as a director of three other investment companies advised by SBAM.

     At December 31, 1995, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund. No person owned of record on March 1, 1996, or to the knowledge of management, owned beneficially more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 55,441,249 shares, equal to approximately 66% of the outstanding shares of the Fund.

     The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. Hyland, the current executive officers of the Fund are:

                                                               OFFICER
               NAME                    OFFICE            AGE    SINCE
        -------------------   ------------------------   ---   -------
        Richard E. Dahlberg   Executive Vice President   58     1995
        Allan R. White, III   Executive Vice President   36     1992
        Lawrence H. Kaplan    Executive Vice President   39     1995
        Martin L. Roberts     Vice President             60     1971
        Michael A. Kagan      Vice President             35     1996
        Alan M. Mandel        Treasurer                  38     1995
        Tana E. Tselepis      Secretary                  60     1993

     Mr. Dahlberg has been an employee of SBAM and a Director of Salomon Brothers Inc ('SBI') since July 1995, and Managing Director of SBI since December 1995. Prior to July 1995, Mr. Dahlberg was a Senior Vice President and Senior Portfolio Manager with Massachusetts Financial Services (MFS) where he managed the MFS Total Return Fund from 1985-1995. Mr. White has also been an employee of SBAM and a Director of Salomon Brothers Inc ('SBI') since May 1989, and a Managing Director of SBI since 1995. Mr. Roberts has also been an employee of SBAM and a Vice President of SBI since May 1990. Mr. Kagan has also been an employee of SBAM since December 1994. Prior to December 1994, Mr. Kagan was an equity analyst with Zweig Advisors (March 1993-October 1994), a Managing Director with Bentley Capital (July 1992-January 1993) and as an equity analyst and portfolio manager with Fidelity Investments (April 1988-June 1992). Mr. Kaplan has been a Vice President and Chief Counsel of SBAM and a Vice President of SBI since May 1995. Prior to May 1995, he was Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc. and a Senior Vice President of Kidder, Peabody & Co. Incorporated since November 1990. Mr. Mandel has also been a Vice President of SBAM since January 1995. Prior to January 1995, he was Chief Financial Officer of Hyperion Capital Management Inc. (October 1991-December 1994) and Vice President of Mitchell Hutchins Asset Management Inc. (1987-October 1991). Ms. Tselepis has been an employee of SBAM and a Vice President and Senior Administrator of SBI since October 1989.

     The Fund's Audit Committee is composed of Messrs. Barber and Schlafly, and Ms. Colman. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants and Fund management, among other things, the Fund's accounting policies, adequacy of internal controls, the scope and anticipated cost of the annual audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met once during the fiscal year ended December 31, 1995.

     The Fund's Nominating Comittee is composed of Messrs. Dill, Mattis and Schlafly. The principal function of the Nominating Committee is to recommend nominees for election as directors of the Fund. This Committee held one meeting in the year ended December 31, 1995. The Nominating Comittee will consider nominees proposed by stockholders. Stockholders who want to propose a nominee should write to the Secretary of the Fund and furnish adequate biographical data, including information concerning the qualifications of the proposed nominee.

     The Fund's Proxy Committee is composed of Messrs. Breech, Lawless and Kirtland. The principal function of the Proxy Committee is to establish and monitor the Fund's policy on voting proxies of companies whose securities are held in the Fund's portfolio and determine the manner in which proxies for the Fund's securities are voted. This committee held one meeting during the year ended December 31, 1995.

     During the fiscal year ended December 31, 1995, the Board of Directors met six times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committee for which he was eligible, with the exception of Messrs. Kirtland and Mattis.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to the directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each director during the twelve-month period ended December 31, 1995. Certain of the directors listed below are members of the Audit Committee of the Fund and other committees of certain other investment companies advised by SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended December 31, 1995 by the Fund to Messrs. Brock and Hyland who, as employees of SBAM, are interested persons as defined under the Investment Company Act of 1940 (the '1940 Act').

                                 AGGREGATE     TOTAL COMPENSATION
                               COMPENSATION     FROM OTHER FUNDS
NAME OF DIRECTORS              FROM THE FUND    ADVISED BY SBAM     TOTAL COMPENSATION
-----------------------------  -------------   ------------------   ------------------
                                                DIRECTORSHIPS(A)     DIRECTORSHIPS(A)
Charles F. Barber............     $12,000           $102,475(12)         $114,475(13)
Andrew L. Breech.............     $11,250           $ 14,750(2)          $ 26,000(3)
Carol L. Colman..............     $12,000           $ 20,666(3)          $ 32,666(4)
William R. Dill..............     $10,500           $ 14,750(2)          $ 25,250(3)
Clifford M. Kirtland, Jr. ...     $ 9,750           $ 13,250(2)          $ 23,000(3)
Robert W. Lawless............     $11,250           $ 16,250(2)          $ 27,500(3)
Louis P. Mattis..............     $ 9,750           $ 11,000(2)          $ 20,750(3)
Thomas F. Schlafly...........     $12,000           $ 15,500(2)          $ 27,500(3)

------------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, SBAM, and SBAM's directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements.

REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of Capital Stock of the Fund present in person or represented by proxy at the Meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

        PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Fund has selected Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1996. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by Price Waterhouse LLP that at December 31, 1995 neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be at the Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he chooses to do so.

     THE DIRECTORS, INCLUDING THE 'NON-INTERESTED' DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE 'FOR' RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

REQUIRED VOTE

     Ratification of the selection of Price Waterhouse LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the shares of Capital Stock of the Fund present in person or represented by proxy at the Meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will not be considered to be votes cast.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 1997 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 8, 1996.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

March 8, 1996

                     THE SALOMON BROTHERS FUND INC

              PROXY SOLICITED ON BEHALF OF THE DIRECTORS

     The undersigned hereby appoints Lawrence H. Kaplan, Alan M. Mandel and Tana
E. Tselepis, and each of them, attorneys and proxies of the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of The Salomon Brothers Fund Inc (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, 39th Floor Auditorium, New York, New York on Tuesday, April 23, 1996, at 1:00 P.M., and at any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

     This proxy, if properly executed, will be voted in the manner directed by the shareholder.

     If no direction is made to the contrary, this proxy will be voted FOR the election of nominees as directors and FOR proposal 2.

     Please refer to the Proxy Statement for a discussion of the Proposals.

Please Sign and Date on Reverse Side and Mail in Accompanying Postpaid Envelope.
                                                THE SALOMON BROTHERS FUND INC
                                                P.O. BOX 11193
                                                NEW YORK, N.Y. 10203-0193

The Board of Directors Recommends a vote FOR the Election of Directors, and FOR proposal 2.

1. Election of Directors     FOR all        WITHHOLD AUTHORITY       *EXCEPTIONS
                             nominees       to vote for all
                             listed         nominees listed
                             below   / /    below           / /          / /

   Nominees: Charles F. Barber, Andrew L. Breech, Thomas W. Brock, Carol L. Colman, William R. Dill, Michael S. Hyland, Clifford M. Kirtland, Jr., Robert
   W. Lawless, Louis P. Mattis, Thomas F. Schlafly.
   (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

   *Exceptions _________________________________________________________________

2. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending December 31, 1996.

   FOR  / /     AGAINST  / /     ABSTAIN  / /

3. Any other business that may properly come before the meeting.

4. I will attend the meeting.  / /

                                Change of Address and or Comments Mark Here  / /

                                NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
       [INDICIA]
                                Dated: ___________________________________, 1996

                                ________________________________________________

                                ________________________________________________
                                   Signature(s)      (Title(s), if applicable)

                          Votes MUST be Indicated (x) in Black or Blue Ink.  /x/

Please Sign, Date and Mail the Proxy in the Enclosed Envelope.